UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 4, 2011
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Summary information of the Company in connection with non-deal related meetings at Wells Fargo Securities in Providence, RI and Boston, MA on May 4-5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

May 4, 2011

May 4-5, 2011
Providence, RI and Boston, MA

Wells Fargo Securities
NDR

This slide presentation contains forward-looking
statements which are subject to change based on
various important factors, including without limitation,
competitive actions in the marketplace and adverse
actions of governmental and other third-party payors.
Actual results could differ materially from those
suggested by these forward-looking statements.
Further information on potential factors that could
affect the Company’s financial results is included in
the Company’s Form 10-K for the year ended
December 31, 2010, and subsequent SEC filings.
Forward Looking Statement

Introduction

Leading National
Lab Provider
• Fastest growing national lab
• $55 billion market
• Clinical, Anatomic and Genomic Testing
• Serving clients in all 50 states and Canada
• Foremost clinical trials testing business

LabCorp
Laboratory Corporation of America

Laboratory Testing

- Prevention and Wellness Monitoring
- Preliminary Risk Assessment
- Diagnosis
- Secondary Assessment of Prognosis
- Clinical Decision Regarding Treatment Path
- Monitoring and Management of Condition

Health Care Continuum

Source: Deloitte (OAML)

Introduction

2010 Projected US Health Care Spend $2.6 Trillion

2,500
2,000
1,500
1,000
500
0
$ Billions
Other
Administration Costs
Lab Testing
Nursing Home and Home Health
Prescription Drugs
Physician Services
Hospital Care

- 2-3% of spend influences 70-80% of physician decisions

Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group; and U.S. Department of Commerce, Bureau of Economic Analysis and U.S. Bureau of the Census, and company estimates.

Valuable Service
• Small component of total cost
 influences large percentage
 of clinical decisions
• Screening, early detection,
 and monitoring reduce
 downstream costs
• Companion diagnostics
 improve drug efficacy and
 reduce adverse drug effects
Attractive Market

14
12
10
8
6
4
2
0
Relative Number of Lab Tests Per Year
2005
1997
Under 18 years
18-44 years
45-54 years
55-64 years
65-74 years
75 years and older
Patient Age

Attractive Market

Growth Drivers
• Aging population
• Industry consolidation
• Advances in genomics
• Pharmacogenomics/
 companion diagnostics
• Cost pressures
Source: CDC National Ambulatory Medical Care Survey and Company Estimates

20%
4%
9%
12%
55%
Hospital Affiliated
Quest
LabCorp
Physician Office
Other Independent

Attractive Market

Opportunity to
Take Share
• Approximately 5,000
 independent labs
• Less efficient, higher cost
 competitors
Source: Washington G-2 Reports and Company estimates
$55 Billion US Lab Market

LabCorp U.S. Payor Mix
% of revenue, 2010
7.4%
20.5%
3.3%
27.5%
41.4%
Medicare and Medicaid
Managed Care Capitated
Managed Care Fee-for-service
Client (physicians, hospitals, companies, etc)
Patient

Attractive Market
Diversified Payor Mix
• No customer > 9% of revenue
• Limited government exposure

LabCorp U.S. Test Mix
% of revenue, 2010

6.2%
14.3%
16.0%
63.4%
Other Esoteric
Core
All Genomic
Histology

Attractive Market
Diversified Test Mix
With Genzyme GeneticsSM*
acquisition, esoteric testing
comprises approximately
40% of revenue

*GENZYME GENETICSSM and its logo are trademarks of Genzyme Corporation and used by Esoterix
Genetic Laboratories, LLC, a wholly-owned subsidiary of LabCorp, under license. Esoterix Genetic
Laboratories and LabCorp are operated independently from Genzyme Corporation.

Mission Statement

We Will Offer The Highest Quality
Laboratory Testing and Most
Compelling Value to Our
Customers
We Will Execute This Mission
Through Our Five Pillar Strategy

Five Pillar Strategy
Pillar One

Deploy Cash to Enhance
Footprint and Test Menu
and to Buy Shares

$1,000
$800
$600
$400
$200
$-
$ Millions
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$862
$748
$884
$758
2004
2005
2006
2007
2008
2009
2010
Operating Cash Flow
Free Cash Flow

Five Pillar Strategy—Pillar One
Strong Cash Generation
Strong Cash Generation
Cash Flow
• 6-year FCF CAGR of 9.4%
• Strategic acquisitions
• $2.0 B+ share repurchase
 over last three years
Note: $ in millions and Free Cash Flow is a non-GAAP metric

$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$2.94
$3.32
$3.83
$4.68
$5.58
$6.85
$7.19
2004
2005
2006
2007
2008
2009
2010

Five Pillar Strategy—Pillar One
Impressive FCF Trend
Free Cash Flow Per Share
• 6-year FCF Per Share CAGR of 16.1%
• FCF Yield ranged from approximately
 8% to 10% in 2010
Note: Free Cash Flow Per Share and Free Cash Flow Yield are non-GAAP metrics
FCF Yield range noted above was calculated using trailing twelve month Free Cash Flow, weighted average diluted share counts and closing stock prices during 2010

Five Pillar Strategy—Pillar One
Competitive Position
Scale and Scope
• National infrastructure
• Broad test offering
• Managed care contracts
• Economies of scale

Primary LabCorp Testing Locations*
Esoteric Lab Locations
(CET, CMBP, Dianon, Esoterix, Monogram Biosciences, NGI, OTS, US Labs, Viromed)
Patient Service Centers*

LabCorp
Laboratory Corporation of America

genzyme
Genetics

LabWest INC
A LabCorp Company

DCL
Medical Laboratories
A LabCorp Company

Five Pillar Strategy—Pillar One
Key Uses of Cash

Key Uses of Cash
• Acquisitions
 • Genzyme Genetics
 • Westcliff (LabWest, Inc)
 • DCL
• Share Repurchase
 • $337.4 million in 2010
 • $265.0 million in Q1 of 2011

Five Pillar Strategy—Pillar One
Genzyme Genetics Aquisition

Acquisition Rationale
• Creates the premier genetics and
 oncology business in the industry
• Builds on our strategy of leadership in
 personalized medicine
• Generates revenue opportunities
 • Selling LabCorp’s test menu to
  Genzyme Genetics accounts
 • Selling Genzyme Genetics’ test menu to
  LabCorp accounts
 • Genzyme Genetics customer access to
  LabCorp’s convenient PSC network
 • Expanded use of genetic counselors
• Creates cost synergies
 • Logistics
 • Specimen collection
 • G&A
 • Facility overlap

Five Pillar Strategy—Pillar One
Importance of Genetics
• Preconception
• Pre- and post-natal
• Identification of disease carriers
• Identification of disease predisposition
•  Diagnosis of genetically caused or
  influenced conditions
 (eg, developmental delay)
• Disease prognosis and treatment
  (especially cancer)

• More sophisticated methods of cancer
  testing complement traditional biopsies
• Value of diagnostics for disease prognosis,
  and monitoring of progression and recurrence
• Critical role of testing in therapy
  selection

Five Pillar Strategy—Pillar One
Importance of Oncology

Five Pillar Strategy
Pillar Two
Enhance IT Capabilities
To Improve Physician
and Patient Experience

LabCorp
Laboratory Corporation of America

LabCorp Beacon
Home
Results
Orders
Patients
Trends
Orders / New Order
Dr. AnyProvider
Patient, Anyname
Male
02/14/1932
64 yrs
000000000
000-000-0000
Medicare
Patient Visit Information
Edit
Diagnosis Codes
Edit
Tests and Panels
Edit
Cancel
Save Order
Collect & Send

Five Pillar Strategy—Pillar Two
LabCorp Beacon™ | Physician
Experience

Intuitive Order Entry
•Streamlined Ordering
Provider, Diagnosis, Test and
Collection information are all displayed
in a single screen
•Requisition and Account Logic
Automatically generates requisitions
with appropriate account numbers
•Key Time-saving Features
 • Send to PSC
 • Standing orders
 • Electronic add-on testing
 • User-defined pick lists

LabCorp
Laboratory Corporation of America

LabCorp Beacon
Reports Inbox
Patients
LabCorp Beacon
Reports Inbox
PATIENT ANYNAME
CBC With Differential/Platelet

Unified Results
•Centralizes Lab Connectivity
View lab reports from DIANON
Systems, Esoterix, LabCorp,
Litholink, US Labs, and CMBP
•Share Results
Email, fax, print and annotations
make it easy to share critical
information
•Visual Cues
Supports physician decision making,
enhances the timeliness of patient
care and facilitates follow-up with
abnormal results in red and unread
reports in bold
Five Pillar Strategy—Pillar Two
LabCorp Beacon™ | Physician
Experience

LabCorp
Laboratory Corporation of America

Carrier
11:01 AM
Critical
Alerts
All
<Search Inbox>
S
Sample, Patient 1
999-990-0651-1
Sample, Patient 2
999-234-1154-0
Sample, Patient 3
999-333-5432-2
Sample, Patient 4
999-544-8897-1
T
Test, Patient 1
999-105-3351-2
U
Universal, Patient 1
11:02 AM
Inbox
Sample, Patient 1
CBC With Differential/Platelet
Status: Preliminary
Accession#: 999-990-0651-1
Report Date: 10/29/2010
WBC
5.5
4.0-10.5 x10E3/uL
RBC
4.54
3.80-5.60 x10E6/uL
Hemoglobin
9.5
11.5-17.0 g/dL
Hematocrit
29.8
34.0-50.0 %
MCV
66
comments attached
80-98 fL

Results on the Go
•Clear, Concise Reports
Physicians and staff can quickly
access results via iPhone® or
iPad™ including alerts for abnormal
or critical lab results
•Connect to Patients
Access patient demographics
directly from results for phone or
email follow up
Five Pillar Strategy—Pillar Two
LabCorp Beacon™ | Physician
Experience

LabCorp
Laboratory Corporation of America

Total:
9
Glucose, Serum

Trends & Analytics
•One-Click Trending
Physicians and staff can quickly view
a single test or analyte for one
patient and the trended history for
that patient
•Sort and Filter Results
Providers can filter their entire
patient population on
demographics and test results to
identify trends and patients at risk
•View Lab History
Five Pillar Strategy—Pillar Two
LabCorp Beacon™ | Physician
Experience

LabCorp
Laboratory Corporation of America

Collect in the following order:
2.7 mL
8.5 mL
Blue Top (Sodium Citrate)
1 . Tube must be filled to 90% capacity to avoid rejection for coagulation tests
Serum Gel Tube
To Collect
To Submit
Print Guide
Cancel
Save Order
Submit Order

AccuDraw Integration
•Reduce Errors
•Reduce Training Time
•Proven Results
Success in LabCorp Patient Service
Centers will be extended to
customers
Online Appointment
Scheduling
•Patient Convenience
•Improved Service Experience
•2011 Enhancements Will Improve
Collections at Point of Service
Five Pillar Strategy—Pillar Two
LabCorp Beacon™ | Patient Experience

Five Pillar Strategy
Pillar Three
Continue to Improve
Efficiency to Offer the
Most Compelling Value
in Laboratory Services

• Standardized lab and billing IT systems
• Automation of pre-analytics
• Supply chain optimization
• Sysmex fully automated hematology
  operations
• Consistent gross margin improvement
  (net of acquisitions)
• Full year bad debt reduction of
 50bp in 2010
Five Pillar Strategy—Pillar Three
Most Efficient Provider

Five Pillar Strategy
Pillar Four
Scientific Innovation At
Appropriate Pricing

Partner	Clinical Area
ARCA biopharma	Companion Diagnostics (Cardiovascular Disease)
BG Medicine	Cardiovascular Disease
Celera Diagnostics	Breast Cancer
Duke University	Joint Venture in biomarker development
Duke University	Lung Cancer
Exact Sciences	Colon Cancer
Intema Ltd.	Prenatal Testing
Johns Hopkins	Melanoma
MDxHealth	Companion Diagnostics (Oncology)
Medco Health Solutions	Companion Diagnostics (Research)
Merck	Companion Diagnostics (Infectious Disease)
On-Q-ity	Circulating tumor cells
University of Minnesota	Lupus
Veridex	Prostate Cancer
Yale University	Ovarian Cancer (exclusive)
Five Pillar Strategy—Pillar Four
Scientific Innovation
• Introduction of new tests
• Acquisitions and licensing
• Collaborations with leading
 companies and academic
 institutions

“K-RAS testing should be routinely conducted in
all colorectal cancer patients immediately after
diagnosis to ensure the best treatment strategies
for the individual Patient”
- Dr. Eric Van Cutsem, presenter at the June 2008 American
Society of Clinical Oncology meeting
FDA recommends genetic screening prior to
treatment with Abacavir
ROCKVILLE, Md -- July 24, 2008 -- The US Food and Drug Administration (FDA) has
issued an alert regarding serious, and sometimes fatal, hypersensitivity reactions (HSRs)
caused by abacavir (Ziagen) therapy in patients with a particular human leukocyte antigen
(HLA) allele, HLA-B* 5701.
Genetic tests for HLA-B*5701 are already available, and all patients should be screened for the HLA-B*5701 allele before starting or restarting treatment with abacavir or abacavir-
containing medications.
“FDA has approved the expanded use of
Selzentry… to include adult patients with CCR5-
tropic HIV-1 virus who are starting treatment for
the first time.”
 - ViiV Healthcare Press Release, November 20th, 2009

Five Pillar Strategy—Pillar Four
Scientific Innovation
• Recent offerings in companion
 diagnostics and personalized medicine
 • IL-28B
 • K-RAS
 • HLA-B* 5701
 • BRAF Gene Mutation Detection
 • EGFR Mutation Analysis
 • CYP 450 2C19
 • Trofile® (CCR5 Tropism)
 • PhenoSense®, PhenoSense GT®
 • HERmark®
• Outcome Improvement Programs
 • CKD program
 • Litholink kidney stone program
• Clearstone collaboration
 • Global clinical trials capability
 • Presence in China

Five Pillar Strategy
Pillar Five
Alternative Delivery
Models

$3,085
$2.45
$3,328
$2.80
$3,591
$3.30
$4,068
$4.18
$4,513
$4.60
$4,695
$4.89
$5,004
$5.55
2004
2005
2006
2007
2008
2009
2010
Revenue ($mil)
Adjusted EPS

Revenue and
EPS Growth
• 6-year revenue CAGR of
 approximately 8.4%
• 6-year Adjusted EPS CAGR
 of approximately 14.6%
Revenue and Adjusted EPS Growth: 2004 - 2010 (1) (2)
(1) Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss; excluding the $0.06 per diluted share impact in 2006 of restructuring and other special charges; excluding the $0.25 per diluted share impact in 2007 of restructuring and other special charges; excluding the $0.44 per diluted share impact in 2008 of restructuring and other special charges; excluding the ($0.09) per diluted share impact in 2009 of restructuring and other special charges; excluding the ($0.17) per diluted share impact in 2010 of restructuring and other special charges.
(2) EPS, as presented represents adjusted, non-GAAP financial measures. Diluted EPS, as reported in the Company’s Annual Report were: $2.45 in 2004; $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.26
 in 2008; $4.98 in 2009; and $5.29 in 2010

Excellent Performance

Our Results
• Profitable revenue growth
 • Empire contract
 • Esoteric growth
 • Acquisitions
• Improved IT and client connectivity
 • LabCorp Beacon
 • Enhanced experience
  for physicians and patients
• Continued scientific leadership
 • Clearstone collaboration
 • IL-28B
 • New Monogram assays
• Maintained price
 • Managed care stability
 • Strong 2010 results
2010 Accomplishments

Note: During both the first quarter of 2010 and the first quarter of 2011, inclement weather reduced Adjusted EPS Excluding Amortization by approximately eight cents

First Quarter 2011 Results
	Three Months Ended Mar 31,
	2011	2010	+/(-)
Revenue	$ 1,368.4	$ 1,193.6	14.6%
Adjusted Operating Income (1)	$ 263.7	$ 243.5	8.3%
Adjusted Operating Income Margin (1)	19.3%	20.4%	-110	bp
Adjusted EPS Excluding Amortization (1)	$ 1.52	$ 1.40	8.6%

Operating Cash Flow	$ 215.3	$ 232.0	-7.2%
Less: Capital Expenditures	$ (29.4)	$ (24.5)	20.0%
Free Cash Flow	$ 185.9	$ 207.5	-10.4%

(1) See Reconciliation of non-GAAP Financial Measures (included herein)

Key Points
• Critical position in health care delivery system
• Attractive market
• Consistent strategy
  • Excellent cash flow deployed to enhance
   strong competitive position
  • IT innovation to improve physician and
  patient experience
  • Most efficient provider delivering greatest
   value
  • Scientific leadership
  • Alternative delivery models
• Track record of execution and success
Conclusion

Reconciliation of
non-GAAP Financial Measures
Reconciliation of non-GAAP Financial Measures
(In millions, except per share data)

	Three Months Ended Mar 31,
Adjusted Operating Income	2011	2010
Operating income	$ 235.8	$ 234.2
Restructuring and other special charges (1) (2)	27.9	9.3
Adjusted operating income	$ 263.7	$ 243.5

Adjusted EPS Excluding Amortization
Diluted earnings per common share	$ 1.23	$ 1.25
Impact of restructuring and other special charges (1) (2)	0.16	0.05
Amortization expense	0.13	0.10
Adjusted EPS Excluding Amortization (3)	$ 1.52	$ 1.40

1)      During the first quarter of 2011, the Company recorded restructuring and other special charges of $27.9 million. The charges included $4.0 million in severance and other personnel costs along with $9.8 million in facility-related costs associated with the integration of Genzyme Genetics. The charges also included a $14.8 million write-off of an investment made in a prior year. The after tax impact of these charges decreased net earnings for the quarter ended March 31, 2011, by $16.9 million and diluted earnings per share by $0.16 ($16.9 million divided by 103.2 million shares).

2)      During the first quarter of 2010, the Company recorded net charges of $9.3 million relating to severance payments and the closing of redundant and underutilized facilities as well as the write-off of development costs incurred on systems abandoned during the quarter. The after tax impact of these charges decreased net earnings for the quarter ended
March 31, 2010, by $5.7 million and diluted earnings per share by $0.05 ($5.7 million divided by 106.5 million shares).

3)      The Company continues to grow the business through acquisitions and has begun using Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization will provide investors with better insight into the operating performance of the business.
For the quarters ended March 31, 2011 and 2010, intangible amortization was $21.9 million and $17.4 million, respectively ($13.2 million and $10.5 million net of tax, respectively) and decreased EPS by $0.13 ($13.2 million divided by 103.2 million shares) and $0.10 ($10.5 million divided by 106.5 million shares), respectively.

Supplemental Financial Information
Laboratory Corporation of America
Other Financial Information
FY 2009, FY 2010 and Q1 2011
($ in millions)

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10	Q4 10	Q1 11
Bad debt as a percentage of sales	5.3%	5.3%	5.3%	5.3%	5.0%	4.8%	4.8%	4.7%	4.7%
Days sales outstanding1	52	50	48	44	46	45	44	46	47
A/R coverage (Allow. for Doubtful Accts. / A/R)2	19.5%	20.6%	21.9%	23.2%	21.7%	20.7%	20.4%	18.5%	19.4%

(1) Excluding the impact from Genzyme Genetics, DSO was 43 days in Q4 of 2010 and 45 days in Q1 of 2011
(2) Excluding the impact from Genzyme Genetics, A/R Coverage was 19.9% in Q4 of 2010 and 20.4% in Q1 of 2011

©2011 LabCorp. All rights reserved. 8026-0411